                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 19, 1998


                        GREEN TREE FINANCIAL CORPORATION
                    as originator of Green Tree Recreational,
                        Equipment & Consumer Trust 1998-B
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                        333-36943
         Minnesota                      333-36969                 41-1807858
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS employer
     of incorporation)                 file number)          identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 293-3400
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.
         ---------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership.
         ---------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         Not applicable.

Item 5.  Other Events.
         -------------

         Not applicable

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

         Not applicable.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)   Financial statements of businesses acquired.

               Not applicable.

         (b)   Pro forma financial information.

               Not applicable.

         (c)   Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.     Description
               -----------     -----------
                  25.1         Form T-1 Statement of Eligibility of U.S. Bank
                               Trust National Association, as trustee, under the Trust Act of 1939, as amended.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 25, 1998                GREEN TREE FINANCIAL CORPORATION
                                       as originator of Green Tree Recreational, Equipment & Consumer Trust 1998-B



                                     By: /s/ Joel H. Gottesman
                                         ---------------------------------
                                         Joel H. Gottesman
                                         Senior Vice President, General Counsel
                                           and Secretary

                                INDEX TO EXHIBITS



Exhibit Number                                                              Page
--------------                                                              ----
    25.1           Form T-1 Statement of Eligibility of U.S. Bank Trust
                   National Association, as trustee, under the Trust
                   Indenture Act of 1939, as amended.